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                                                                   EXHIBIT 10.37



August 22, 2001


Mr. Greg B. Petersen
3501 Native Dancer Cove
Austin, TX 78746


Dear Greg:

We are pleased to offer you the following position with CCITRIAD:

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TITLE:                                      Senior Vice President, Finance & Administration

REPORTING TO:                               President & CEO

SCOPE OF RESPONSIBILITIES:                  Finance, MIS, Human Resources, Legal and
                                            General Administration

START DATE:                                 September 13, 2001

ANNUAL BASE SALARY:                         $225,000

INCENTIVE BONUS:                            o   Annualized target of $100,000.

                                            o   Actual payments can be as much as $150,000
                                                based upon over achievement against plan.

                                            o   $75,000 minimum guaranteed during FY `02.
                                                $15,000 to be paid on or about 10/1/01.
                                                $60,000 to be paid as earned or prior to
                                                12/31/02, to the extent not earned.

EQUITY:                                     o   Initial grant of 150,000 stock options,
                                                subject to BOD approval, under the Cooperative
                                                Computing Holding Company Inc.'s 2000 Amended
                                                and Restated Stock Option Plan for Key
                                                Employees. The strike price of each option
                                                will be $1.00.
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Mr. Greg B. Petersen
August 22, 2001
Page 2

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                                            o   An additional grant of not less than 25,000
                                                stock options, subject to BOD approval, under
                                                the Cooperative Computing Holding Company
                                                Inc.'s 2000 Amended and Restated Stock Option
                                                Plan for Key Employees, will be made upon the
                                                first anniversary of your hire date. The
                                                strike price of each option will be $1.00.

                                            o   An additional grant of not less than 25,000
                                                stock options, subject to BOD approval, under
                                                the Cooperative Computing Holding Company
                                                Inc.'s 2000 Amended and Restated Stock Option
                                                Plan for Key Employees, will be made upon the
                                                second anniversary of your hire date. The
                                                strike price of each option will be $1.00.

SIGNING BONUS:                              $25,000 to be paid within 5 days after hire date.

SEVERANCE:                                  If your employment is involuntarily terminated by
                                            the Company, other than for Cause, or, if you
                                            voluntarily terminate your employment with the
                                            Company for Good Reason, you shall be entitled to
                                            receive severance equal to 12-months of your base
                                            pay, paid in accordance with the Company's normal
                                            payroll cycle.

                                            Cause is defined as any of the following:

                                            1.  Conviction of a felony or a crime involving
                                                moral turpitude;

                                            2.  Violation of any non-competition,
                                                non-solicitation and/or confidentiality
                                                agreement;

                                            3.  Dishonesty or fraud;

                                            4.  Gross negligence, incapacitation or
                                                insubordination;

                                            5.  Failure to follow written lawful directives of
                                                the President or the Board of Directors, or
                                                performance of other willful acts that are
                                                detrimental to the Company.
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Mr. Greg B. Petersen
August 22, 2001
Page 3

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                                            Good Reason is defined as any of the following:

                                            1.  A significant reduction in title,
                                                responsibilities, and/or total compensation.

                                            2.  A requirement to relocate more than 50-miles
                                                from the Austin, Texas, "Las Cimas" facility;

BENEFITS:                                   You will be eligible to participate in CCITRIAD's
                                            standard benefit programs and you will earn
                                            vacation at the rate of four weeks per year.
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Greg, we are looking forward to you joining our Company as soon as possible.
Please contact me directly at 278-5740 or Scott Zinnecker at 278-5237 if you have any questions regarding the terms of this offer.

Sincerely,


/s/ Mike Aviles

Mike Aviles
President & CEO


Accepted:



 /s/ GREG B. PETERSEN                                      August 23, 2001
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Greg B. Petersen                                         Date